                                                                   EXHIBIT 23.07

                   CONSENT OF INTERNATIONAL DATA CORPORATION


          We hereby consent to the inclusion of certain industry data and the use of our name in connection therewith in the "Business" section of this Registration Statement on Form S-1 (Registration No. 333-27323) of At Home Corporation.


                                    /s/ Hilary Demello
                                    ------------------------------
                                    INTERNATIONAL DATA CORPORATION

Date:  1 July
      _____________, 1997